                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549




                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)     June 2, 1995
                                                --------------------------------

                            The Bombay Company, Inc.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
- --------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                    1-7288                                   75-1475223
- ----------------------------------------------- ------------------------------------
           (Commission File Number)             (I.R.S. Employer Identification No.)

550 Bailey Avenue, Suite 700, Fort Worth, Texas                 76107
- ----------------------------------------------- ------------------------------------
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (817) 347-8200
- --------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.          Other Events

         Incorporated by reference herein is the Company's press release dated June 2, 1995 regarding a dividend distribution of Preferred Stock Purchase Rights and press release dated June 5, 1995 announcing the record date of the Preferred Stock Purchase Rights, a copy of each release is included herein as
Exhibit 99.0 and 99.1, respectively. Each Right having an exercise price of $50.00 entitles shareholders, upon the occurance of certain events as specified in the Rights Plan, to buy one one-thousandth of a share of newly created Series A Junior Participating Preferred Stock of the Company, or a number of shares of the Company's Common Stock having a market value of twice the Right's exercise price.

Item 7.          Financial Statements and Exhibits

         (c)     Exhibits
                 99.0     Press release dated June 2, 1995.
                 99.1     Press release dated June 5, 1995.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               The Bombay Company, Inc.
                                              ---------------------------
                                                      Registrant


June 7, 1995                                    By /s/ James E. Herlihy
- ------------                                  ---------------------------
    Date                                       Executive Vice President
                                              and Chief Financial Officer

                               INDEX TO EXHIBITS


        Exhibit            Decription
        -------            ----------
         99.0             Press release dated June 2, 1995.
         99.1             Press release dated June 5, 1995.